Exhibit 4.4

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of August 23, 2017 by and among Cloudminds Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), and the investors listed on Schedule A hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A.                                    Certain Investors and the Company entered into an Amended and Restated Investors’ Rights Agreement dated as of December 30, 2016 (the “Prior Agreement”).

B.                                    Certain Investors and the Company are parties to that certain Series A+ Preference Share Purchase Agreement dated as of June 30, 2017 (the “Series A+ Purchase Agreement”) relating to the issue and sale of Series A+ Preference Shares of a par value of US$0.0001 each in the Company (the “Series A+ Preference Shares”, together with Series Seed Preference Shares, the Series Seed-1 Preference Shares and the Series A Preference Shares of par value of US$0.0001 each in the Company, the “Preference Shares”).  The Company may sell and issue additional Series A+ Preference Shares (the “Additional Series A+ Shares”) to certain Investors and other investors (the “Additional Series A+ Investors”) pursuant to the Series A+ Purchase Agreement.

C.                                    Certain investors (each a “Warrant Holder”) and the Company are parties to certain Warrants dated prior to the date hereof (each a “Warrant”), pursuant to which the Company shall issue certain number of Series A Preference Shares or Series A+ Preference Shares to the Warrant Holders at par value of US$0.0001 per share.

D.                                    The obligations of the Company and certain Investors under the Series A+ Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Investors and the Company.

E.                                     The parties hereto, representing all of the parties necessary to amend the Prior Agreement, desire to amend and restate the Prior Agreement by entering into this Agreement on terms and conditions set forth herein, which shall amend, restate, supersede and replace in their entirety the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereto agree to amend and restate the Prior Agreement and in lieu of the Prior Agreement accept the rights and be bound by the obligations as follows:

1.                                      Registration Rights.  The Company covenants and agrees as follows:

1.1                               Definitions.  For purposes of this Section 1:

(a)                                 The term “Act” means the Securities Act of 1933, as amended.

(b)                                 The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c)                                  The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(d)                                 The term “Initial Public Offering” means the first underwritten public offering of securities of the Company pursuant to an effective registration statement under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a share option, share purchase or similar plan or an SEC Rule 145 transaction).

(e)                                  The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(f)                                   The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g)                                  The term “Registrable Securities” means (i) the Ordinary Shares issuable or issued upon conversion of the Company’s Preference Shares, and (ii) any Ordinary Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person (x) in a transaction in which his, her or its rights under this Section 1 are not assigned, (y) pursuant to a registration statement under the Act that has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (z) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Act.

(h)                                 The number of “Registrable Securities then outstanding” shall be determined by the number of Ordinary Shares outstanding that are, and the number of Ordinary Shares issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(i)                                     The term “SEC” shall mean the Securities and Exchange Commission.

(j)                                    The term “Qualified Public Offering” shall mean the first underwritten public offering of securities of the Company pursuant to an effective registration statement under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a share option, share purchase or similar plan or an SEC Rule 145 transaction) at a price per share of not less than two (2) times the price per share at which Series A+ Preference Shares were original issued (as adjusted for any shares splits, shares dividends, recapitalizations or the like) with net proceeds to the Company of more than $30,000,000.

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1.2                               Request for Registration.

(a)                                 Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) six (6) months after the effective date of the Initial Public Offering, a written request from the Holders of one-third (1/3) or more of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b)                                 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a).  In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders).  Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis (as nearly as practicable) based on the number of Registrable Securities held by all such Holders (including the Initiating Holders), provided that no Registrable Securities shall be excluded unless and until all other securities of the Company have been excluded; and provided further that at least 25% of the Registrable Securities requested to be included in such underwriting are in fact so included.  Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)                                  In addition, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i)                                     after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective;

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(ii)                                  If the Company has effected a registration pursuant to this Section 1.2 within the preceding twelve (12) months, and such registration has been declared or ordered effective;

(iii)                               during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1.3, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iv)                              if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4; or

(v)                                 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

1.3                               Company Registration.

(a)                                 If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its share or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company share plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Ordinary Shares being registered is Ordinary Shares issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.5(e), use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

(b)                                 Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

1.4                               Form S-3 Registration.  In case the Company shall receive from Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

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(a)                                 promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)                                 use commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i)                                     if Form S-3 is not available for such offering by the Holders;

(ii)                                  if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii)                               if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or

(iv)                              in any particular jurisdiction in which the Company would be required to qualify to do business, where not otherwise required, or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)                                  Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2 or Section 1.3.

1.5                               Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Ordinary Shares (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement;

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(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)                                  furnish to each Holder (i) a draft copy of the registration statement, and (ii) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d)                                 use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters and enter into an underwriting agreement in customary form with such underwriter or underwriters.  If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then subject to Section 1.2 above, the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders, except that no Registrable Securities of Holders shall be excluded until all Ordinary Shares held by directors, officers and employees of the Company have been excluded), but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is the Initial Public Offering of the Company’s securities, in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder’s securities are included.  For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder,” and any pro rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence;

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(f)                                   notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)                                  cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided that in the case of a registration effected pursuant to Section 1.2 above, which registration constitutes the Initial Public Offering, the Registrable Securities shall be listed on a national securities exchange or the NASDAQ Global Market system;

(h)                                 provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i)                                     use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities, and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

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1.6                               Information from Holder.

(a)                                 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

(b)                                 The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 if, due to the operation of Section 1.6(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 1.2(a).

1.7                               Expenses of Registration.  All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.3 and 1.4, including, without limitation, all registration, filing and qualification fees (including “blue sky” fees), printers’ and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders not to exceed $50,000) shall be borne by the Company.  Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

1.8                               Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9                               Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter, within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, partner, officer, director, stockholder, counsel, accountant, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, partner, officer, director, stockholder, counsel, accountant underwriter or controlling person.

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(b)                                 To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other shareholder selling securities in such registration statement and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, provided that in no event shall any indemnity under this Section 1.9(b) exceed the net proceeds from the offering received by such Holder.

(c)                                  Promptly after receipt by an indemnified party under this Section 1.9 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

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(d)                                 If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.  In no event shall any contribution under this Section 1.9(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under Section 1.9(b).

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.10                        Reports Under Securities Exchange Act of 1934.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

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(a)                                 make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Public Offering;

(b)                                 take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)                                  file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d)                                 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the Initial Public Offering), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11                        Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee, member, retired member or assignee of such securities that (i) is a subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder’s immediate family member (spouse or child) or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 5,000,000 Registrable Securities (subject to appropriate adjustment for Recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.  For the purposes of determining the number of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

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1.12                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to make a demand registration.

1.13                        “Market Stand-Off” Agreement.  Each Holder hereby agrees that it will not, directly or indirectly, without the prior written consent of the Company and the managing underwriter, during the period commencing on the date of the final prospectus relating to the initial public offering by the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise; provided, however, that such period may be extended to such longer period as the Company or the managing underwriter may request in order to facilitate compliance with, to the extent applicable, Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation.  The foregoing provisions of this Section 1.13 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors and greater than one percent (1%) shareholders of the Company enter into similar agreements.  The underwriters in connection with the initial public offering by the Company are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto; further, each Holder hereby agrees to enter into written agreement with such underwriters containing terms substantially equivalent to the terms of this Section 1.13, and each Holder hereby agrees that such underwriters shall be entitled to require each such Holder to enter into such a written agreement.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.  Notwithstanding the foregoing, nothing in this Section 1.13 shall prevent a Holder from making a transfer of any Ordinary Shares that was listed on a national stock exchange, actively traded over-the-counter or traded on the NASDAQ Global Market at the time it was acquired by the Holder or was acquired by such Holder pursuant to Rule 144A of the Act, including any shares acquired in the initial public offering by the Company.

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In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

1.14                        Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of a Qualified Public Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any ninety (90) day period without registration in compliance with Rule 144 of the Act.

2.                                      Covenants of the Company.

2.1                               Delivery of Financial Statements.  The Company shall deliver to each Investor holding at least 10,000,000 (appropriately adjusted for any Recapitalizations) Registrable Securities (a “Major Investor”):

(a)                                 as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP), and if so determined by the Company’s Board of Directors (the “Board”), audited and certified by independent public accountants of regionally recognized standing selected by the Company;

(b)                                 as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c)                                  as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(d)                                 such other information relating to the financial condition, business, prospects or corporate affairs of the Company as such Investor or any assignee of such Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

2.2                               Inspection.  The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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2.3                               Right of First Offer.  Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor (an “Eligible Investor”) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined).  For purposes of this Section 2.3, Eligible Investor includes any general partners and affiliates of an Eligible Investor.  An Eligible Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its share capital (the “Shares”), the Company shall first make an offering of such Shares to each Eligible Investor in accordance with the following provisions:

(a)                                 The Company shall deliver a notice in accordance with Section 3.6 (the “Notice”) to the Eligible Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

(b)                                 By written notification received by the Company, within twenty (20) calendar days after receipt of the Notice, the Eligible Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of Ordinary Shares issued and held, or issuable upon conversion of the Preference Shares then held, by such Eligible Investor bears to the total number of Ordinary Shares of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities).  The Company shall promptly, in writing, inform each Eligible Investor which purchases all the shares available to it (“Fully-Exercising Eligible Investor”) of any other Eligible Investor’s failure to do likewise.  During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Eligible Investor shall be entitled to obtain that portion of the Shares for which Eligible Investors were entitled to subscribe but which were not subscribed for by the Eligible Investors which is equal to the proportion that the number of Ordinary Shares issued and held, or issuable upon conversion of Preference Shares then held, by such Fully-Exercising Eligible Investor bears to the total number of Ordinary Shares issued and held, or issuable upon conversion of Preference Shares then held, by all Fully-Exercising Eligible Investors who wish to purchase some of the unsubscribed shares.

(c)                                  If all Shares that Eligible Investors are entitled to obtain pursuant to Section 2.3(b) are not elected to be obtained as provided in Section 2.3(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in Section 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice.  If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Eligible Investors in accordance herewith.

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(d)                                 The right of first offer in this Section 2.3 shall not be applicable to:

(i)                                     the issuance or sale of Additional Series A+ Shares to Additional Series A+ Investors in accordance with the Series A+ Purchase Agreement;

(ii)                                  the issuance of securities pursuant to a split or subdivision of the outstanding Ordinary Shares or the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Ordinary Shares (hereinafter referred to as “Ordinary Shares Equivalents”) without payment of any consideration by such holder for the additional Ordinary Shares or the Ordinary Shares Equivalents (including the additional Ordinary Shares issuable upon conversion or exercise thereof);

(iii)                               the issuance of Ordinary Shares or options therefor to employees or consultants pursuant to a share incentive plan, agreement or arrangement approved by the Board, including at least one (1) member elected by the holders of the Preference Shares;

(iv)                              the issuance of Ordinary Shares (A) in a bona fide, firmly underwritten public offering under the Act before which or in connection with which all outstanding Preference Shares will be automatically converted to Ordinary Shares, or (B) upon exercise of warrants or rights granted to underwriters in connection with such a public offering;

(v)                                 the issuance of Ordinary Shares pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof or subsequently issued pursuant to this Section 2.3;

(vi)                              the issuance of Ordinary Shares issued or issuable in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of shares or otherwise, each as approved by the Board, including at least one (1) member elected by the holders of the Preference Shares;

(vii)                           the issuance of Ordinary Shares issued or issuable to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions, provided such issuances are for other than primarily equity financing purposes, each as approved by the Board, including at least one (1) member elected by the holders of the Preference Shares;

(viii)                        the issuance of Ordinary Shares issued or issuable to suppliers or third party service providers in connection with the provision of goods or services, each as approved by the Board, including at least one (1) member elected by the holders of the Preference Shares;

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(ix)                              the issuance of Ordinary Shares issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships, each as approved by the Board, including at least one (1) member elected by the holders of the Preference Shares; or

(x)                                 the issuance of Ordinary Shares issued or issuable in connection with any transaction where such securities so issued are excepted from the definition “Additional Share” (as defined in the Company’s Amended and Restated Memorandum and Articles of Association) by the affirmative vote of at least two-thirds (2/3) of the then outstanding Preference Shares voting together as a single class on an as converted basis.

In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Eligible Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Eligible Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

(e)                                  The right of first offer set forth in this Section 2.3 may not be assigned or transferred, except that (i) such right is assignable by each Eligible Investor to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Eligible Investor, and (ii) such right is assignable to a transferee or assignee who holds after such transfer at least 5,000,000 Registrable Securities (subject to appropriate adjustment for any Recapitalization).

2.4                               Observer Right.  As long as entities controlling, controlled by or under common control with SoftBank Group Capital Limited (formerly known as SoftBank Group International Limited) (“SoftBank”) own not less than fifty percent (50%) of the aggregate number of Series Seed Preference Shares acquired pursuant to the Series Seed Purchase Agreement or Ordinary Shares issued upon conversion thereof and no representative of SoftBank is then currently serving on the Board, the Company shall invite a representative of SoftBank to attend all meetings of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and all other materials that it provides to the directors; provided, however, that such representative holds in confidence and trust all information so provided pursuant to Section 2.9; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel.

2.5                               Proprietary Information and Inventions Agreements.  The Company shall require all employees and consultants to enter into the Company’s standard form of proprietary information and inventions agreement.

2.6                               Board of Directors.  The Board shall meet at least four (4) times per year, unless otherwise approved by a majority of the non-employee members of the Board, including at least one (1) member elected by the holders of the Preference Shares.

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2.7                               Ordinary Shares Vesting. Ordinary Shares (or options therefor) issued to employees and service providers of the Company shall, unless otherwise approved by a majority of the Board, vest as follows: no shares shall vest until the completion of the twelve (12) month anniversary of the commencement of employment or service, at which time twenty-five percent (25%) of the Ordinary Shares (or option therefor) shall vest; and the remainder shall vest in equal monthly installments over the following thirty-six (36) months.  Unless otherwise approved by the Board, with respect to any Ordinary Shares purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase or repurchase at cost any unvested shares held by such person.  In addition, the Company shall not issue, without the approval of the Board, any equity securities (including but not limited to options, warrants or shares) to any person or entity unless such person or entity shall have previously executed a market standoff agreement with the Company pursuant to which such person or entity shall have agreed to provisions no less restrictive than those set forth in Section 1.13 above.

2.8                               Termination of Certain Covenants.  The rights and covenants set forth in this Section 2 (other than Section 2.9) shall terminate and be of no further force or effect upon the consummation of a Qualified Public Offering or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the 1934 Act.  This Agreement shall terminate and be of no further force or effect upon the consummation of a transaction or series of related transactions which are deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, as such Amended and Restated Memorandum and Articles of Association may be amended from time to time.

2.9                               Confidentiality.  Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including without limitation notice of the Company’s intention to file a registration statement and information received pursuant to Sections 2.1 and 2.2), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.9 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any existing partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such recipient that such information is confidential and directs such recipient to maintain the confidentiality of such information; or (iii) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

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3.             Miscellaneous.

3.1          Additional Investors.  Upon the sale of Additional Series A+ Shares to Additional Series A+ Investors in accordance with the Series A+ Purchase Agreement or the exercise of a Warrant by a Warrant Holder, the Company, without prior action on the part of any Investor, shall require each Additional Series A+ Investor and Warrant Holder to execute and deliver this Agreement.  Each such Additional Series A+ Investor or Warrant Holder, upon execution and delivery of this Agreement by the Company and such Additional Series A+ Investor or Warrant Holder, shall be deemed an Investor hereunder.

3.2          Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Registrable Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.3          Governing Law; Venue.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Santa Clara County, California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

3.4          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.5          Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.6          Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or when sent by electronic mail to the address set forth below if sent between 8:00 am and 5:00 pm recipient’s local time on a business day, or on the next business day if sent by electronic mail other than between 8:00 am and 5:00 pm recipient’s local time; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Each person making a communication hereunder by facsimile or electronic mail shall promptly attempt to confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile or electronic mail pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 3.6 by giving the other party written notice of the new address in the manner set forth above.

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3.7          Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.8          Amendments and Waivers.  Any term of this Agreement may be amended only with the written consent of the Company and the holders of at least two-thirds (2/3) of the Registrable Securities then outstanding and the observance of any term of this Agreement by the Company may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of at least two-thirds (2/3) of the Registrable Securities then outstanding; provided, however, that no term of Section 2.4 of this Agreement may be amended and the observance of any term of Section 2.4 of this Agreement may not be waived without the written consent of SoftBank.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company.

3.9          Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.10        Aggregation of Share.  All Registrable Securities held or acquired by entities advised by the same investment adviser and affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.11        Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

*              *              *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

CLOUDMINDS INC.

By:	/s/Xiao-Qing Huang

Name:	Xiao-Qing Huang

Title:	Chief Executive Officer

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

SoftBank Group Capital Limited (f/k/a SoftBank Group International Limited)

By:	/s/Jonathan Bullock

Name:	Jonathan Bullock

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

KIT Mobility Limited

By:	/s/Wenbiao Li

Name:	Wenbiao Li

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Keytone Ventures II, L.P.
a Cayman Islands exempted limited partnership

By:	Keytone Capital Partners II, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By:	Keytone Investment Group II, Ltd.,
a Cayman Islands exempted company

By:	/s/Joe Zhou

Name:	Joe Zhou

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Icreate Investments Limited

By:	/s/Yu Huang, Chiu-lian

Name:	Yu Huang, Chiu-lian

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Great Sign Investments Limited

By:	/s/Pan Li-Chong

Name:	Pan Li-Chong

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Mike Li

By:	/s/Mike Li

Name:	Mike Li

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Harbour Express Limited

By:	/s/Zhao John Huan

Name:	Zhao John Huan

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

By:	/s/Ken Xie

Name:	Ken Xie

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Franchael Holding Ltd.

By:	/s/Frank Jiang

Name:	Frank Jiang

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Lee Family Trust

By:	/s/James LEE

Name:	James LEE

Title:	Owner

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Ivan Lee

By:	/s/Ivan Lee

Name:	Ivan Lee

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Estopia LLC

By:	/s/Wei Li

Name:	Wei Li

Title:	General Partner

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Sutardja Ventures LLC

By:	/s/Wei Li

Name:	Wei Li

Title:	General Partner

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Xiaoyan Wu

By:	/s/Xiaoyan Wu

Name:	Xiaoyan Wu

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Surfmax Investments LLC

By:	/s/George Lu

Name:	George Lu

Title:	President

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Yihong Qi

By:	/s/Yihong Qi

Name:	Yihong Qi

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Jenny Ye

By:	/s/Jenny Ye

Name:	Jenny Ye

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Robert Chen

By:	/s/Robert Chen

Name:	Robert Chen

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Lucky Star Ltd.

By:	/s/Lucy Lu

Name:	Lucy Lu

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Haitao Jiang (江海涛)

By:	/s/Haitao Jiang (江海涛)

Name:	Haitao Jiang (江海涛)

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Bing Wang (汪兵)

By:	/s/Bing Wang (汪兵)

Name:	Bing Wang (汪兵)

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Guanghua Yang (杨光华)

By:	/s/Guanghua Yang (杨光华)

Name:	Guanghua Yang (杨光华)

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fenwick & West LLP

By:	/s/Eva Wang

Name:	Eva Wang

Title:	Partner

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Jiang Tao

By:	/s/Jiang Tao

Name:	Jiang Tao

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Launcher International Holdings Co. Ltd.

By:	/s/Shun Yau Kei

Name:	Shun Yau Kei

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Venusense Investment Limited

By:	/s/Feng Jing Du

Name:	Feng Jing Du

Title:

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Wisdom Gem Capital Management Limited

By:	/s/YU HUINAN

Name:	YU HUINAN

Title:	Director

Address:

Facsimile:

Electronic Mail:

SIGNATURE PAGE TO THE

INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

SCHEDULE OF INVESTORS

Investors Name

SoftBank Group Capital Limited (f/k/a SoftBank Group International Limited)

KIT Mobility Limited

Keytone Ventures II, L.P.

Icreate Investments Limited

Great Sign Investments Limited

Mike Li

Harbour Express Limited

The JV Trust dtd 9/27/2002 c/o Sharon Juang UBS Financial Services Inc.

Franchael Holding Ltd.

Lee Family Trust

Ivan Lee

Estopia LLC

Sutardja Ventures LLC

Xiaoyan Wu

Surfmax Investments LLC

Yihong Qi

Jenny Ye

Robert Chen

Lucky Star Ltd.

Haitao Jiang (江海涛)

Bing Wang (汪兵)

Guanghua Yang (杨光华)

Fenwick & West LLP

Jiang Tao

Launcher International Holdings Co. Ltd.

Venusense Investment Limited

Wisdom Gem Capital Management Limited